UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-852

FPA PARAMOUNT FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	MARCH 31, 2014

Item 1. Report to Stockholders.

FPA Paramount Fund, Inc.

Semi-Annual Report

March 31, 2014

Distributor:

UMB DISTRIBUTION SERVICES, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

During the first quarter of 2014, the Fund rose 1.78% compared to the MSCI All Country World Index's (Net) (the "Index") gain of 1.08%. Since we joined the Fund as co-portfolio managers at the end of the third quarter of 2011, the Fund has appreciated 25.32% annualized versus 19.00% for the Index.

As is our usual custom, we advise shareholders to place limited weight on short-term results. Rather, we suggest evaluating Fund performance over longer periods, especially over a full market cycle.

The Activists

Ever since the downturn in 2008, Central Banks have been playing outsized "activist" roles in global financial markets by pursuing ultra-low interest rate policies and directly purchasing enormous amounts of securities. We believe these actions have led to inflated asset prices and distorted investor behavior.

Interest rate policy has led us to the point in the cycle where management teams must guard against making capital allocation mistakes. Investment bankers and other "advisors" are arguing for companies to take action to lock in cheap financing now that the Fed has signaled rate increases are a possibility in 2015. CFOs have gotten anchored to Libor + 250 bps, costing 300 bps all in, and with thoughts that those levels might slip away and a slowly improving economy, they are suddenly able to convince themselves to do things they would have agreed made no sense only a short while ago.

We also worry about the potential market impact of any changes the Fed and other Banks might make to the more than $14 trillion of assets currently sitting on their balance sheets.1 We found it particularly telling that Larry Summers, a prior advocate of such accumulation, recently opined that, "we cannot confidently predict the ultimate impacts of the unwinding of massive central bank balance sheets on markets or on the confidence of investors."2 We would agree, and take note of his apparent candor now that Janet Yellen has become Fed Chair.

Recognizing there are many levels of distortion in the market today, we continue to position the Fund with care. Our primary method of managing risk is through security selection and an insistence on having a significant discount to intrinsic value3 at purchase. Companies lacking advantages to weather additional competitive pressures or the financial strength to deal with possible temporary disruptions are immediately excluded from consideration. We also regularly communicate our expectations for appropriate capital allocation to the portfolio's management teams. It also helps that we manage a concentrated portfolio. By focusing intensely on a limited number of

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. As of the most recent prospectus, the expense ratio is 1.26%. Information regarding the Fund's redemption fees can be found on page 14.

1  From 2007 through 2013, the balance sheets of the Federal Reserve, People's Bank of China, European Central Bank, Bank of Japan and Bank of England approximately doubled in size to $14 trillion.

2  http://www.washingtonpost.com/opinions/lawrence-summers-an-agenda-for-the-imf/2014/04/06/e68a39fa-bc09-11e3-96ae-f2c36d2b1245_story.html

3  Our estimate of the actual value of a company or an asset based on our underlying perception of its true value including all aspects of the business, in terms of both tangible and intangible factors.

4  Buying with a "margin of safety" is when a security is purchased for less than its estimated value. This helps protect against permanent loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

companies, we can perform the research necessary to help reduce the risk of a mistake. In addition, since we won't always be right, buying at a discount to what we conservatively think the business is worth helps provide an additional margin of safety4 and we hope will enable above-average compounding of capital on a risk-adjusted basis.

We continue to believe there is still good return potential for the portfolio. As a reminder, Fund position sizes are based on our calculation of the relative discount to intrinsic value of each (largest weightings correspond to the largest discounts). Our portfolio's concentration again helps in this regard. At the end of the quarter, the top ten positions represented about 49% of Fund assets5. Thus, potential out-performance of our highest conviction positions can help produce superior returns. Portfolio concentration also means we are not forced to own any overvalued businesses, particularly like the recently swooning technology and healthcare companies that might reside in more diversified funds.

Key Performers

Our best quarterly performer was Zebra Technologies (up 28.35% in U.S. currency). The company designs and manufactures thermal printers used by businesses to produce bar codes and other tracking systems. We estimate that its share in this niche global market is 3.5x the next largest competitor. Zebra is nicely profitable with limited capital needs, which produces strong cash flow and returns. Zebra was profiled as one of our top performers last quarter. Our interest in the company remains subject to the limits of our valuation discipline.

Our worst performing holding in the quarter was Aggreko plc (down 12.71% in U.S. currency). Aggreko is a global provider of temporary power solutions. The market has been concerned about weaker emerging market growth and margin pressure from the decline of highly profitable military contracts. While these issues impact the company's short-term results, we believe the long-term case for the business remains strong. We believe the aging electricity grid in developed markets will require utilities to utilize Aggreko's supplemental power offerings. In emerging markets, demand for power should continue to grow faster than permanent supply can be brought on line. While we wait for demand in some regions to improve, management plans to reduce capital spending. This should allow asset utilization and free cash flow to rise. We expect the excess cash will continue to be returned to shareholders.

Activity

In the quarter we did not purchase any new positions in the Fund. Weightings in several of the companies were increased as their estimated discount to intrinsic value increased. Even though none of our research candidates entered the portfolio, we are optimistic that continuing to apply our disciplined research process will prove fruitful in future periods.

Portfolio Profile

The limited changes to the portfolio mean the overall profile is little changed from last quarter. We had 30 disclosed companies in the portfolio at the end of the quarter. This remains within the range of the 25 to 50 stocks that we would expect to own at any given point in time. Most of the positions are still large cap companies including several considered mega caps. As always, those holdings are based on each company's combination of quality and discount to intrinsic value, and size considerations have no impact as we construct the portfolio.

5  As a non-diversified fund, this concentration allows us to focus our research on a smaller number of securities, but it also creates the potential for increased volatility.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Companies domiciled in Europe and the U.S. continue to represent most of our investments, with Asia Pacific making up the balance. Where a company is domiciled generally matters little to us, however. Since many of these are large companies, they typically conduct business on a global basis. That means they often generate significant amounts of their cash flows outside their home countries, rendering traditional country classification less useful.

Cash at the end of the quarter was 8% of the Fund's assets. Cash levels are also determined on a bottom up basis. Without a large, global opportunity set to scour and an ability to concentrate the Fund's assets in our best ideas, cash levels would be significantly higher. Having cash will allow us to make investments without selling existing positions if more candidates become available.

We are grateful for your confidence as shareholders of the FPA Paramount Fund, and look forward to continuing to serve your interests.

Respectfully submitted,

Gregory Herr Portfolio Manager	Pierre O. Py Portfolio Manager
April 14, 2014

Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Funds, Advisor or Distributor.

The discussions of Fund investments represent the views of the Fund's managers at the time of each report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Individuals cannot invest directly in an Index.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA PARAMOUNT FUND, INC.
PORTFOLIO SUMMARY

March 31, 2014
(Unaudited)

Common Stocks		91.9%
Business Services & Supplies	24.9%
Technology	22.3%
Consumer Non-Durables	15.6%
Basic Materials	7.3%
Producer Durables	6.9%
Health Care	6.5%
Retailing	3.0%
Human Resources	2.6%
Other Common Stocks	2.8%
Short-Term Corporate Notes		11.5%
Other Assets and Liabilities, net		(3.4)%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2014
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Aggreko plc	420,675
Cisco Systems, Inc. (1)	467,000
Danone S.A.	170,600
Fugro NV	205,750
G4S plc	3,863,950
Incitec Pivot Limited	5,259,083
SAP AG	56,150
Taiwan Semiconductor Mfg Ltd Spd ADR (1)	683,000
NET SALES
Common Stocks
Copart, Inc. (2)	398,500
Graco Inc. (2)	166,900
Life Technologies Corporation (2)	142,400
O'Reilly Automotive, Inc. (2)	178,400
ScanSource, Inc. (2)	416,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS

March 31, 2014
(Unaudited)

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 24.9%
Aggreko plc (Great Britain)	783,675	$19,611,232
Brambles Ltd(Australia)	1,125,100	9,661,009
Fugro NV (Netherlands)	285,750	17,570,539
G4S plc (Great Britain)	3,877,450	15,611,777
Publicis Groupe (France)	55,950	5,054,691
Sodexo (France)	50,300	5,275,298
		$72,784,546
TECHNOLOGY — 22.3%
Accenture plc CL A	64,375	$5,131,975
Cisco Systems, Inc.	467,000	10,465,470
Maxim Integrated Products, Inc.	164,700	5,454,864
Microsoft Corporation	203,300	8,333,267
Oracle Corporation	198,300	8,112,453
SAP AG (Germany)	171,150	13,891,937
Taiwan Semiconductor Mfg Ltd Spd ADR	683,000	13,673,660
		$65,063,626
CONSUMER NON-DURABLES — 15.6%
Christian Dior S.A. (France)	36,900	$7,103,973
Danone (France)	215,600	15,245,550
Diageo plc (Great Britain)	311,400	9,661,683
McDonald's Corp.	43,500	4,264,305
Nestlé S.A. (Switzerland)	60,000	4,516,968
Pernod Ricard S.A. (France)	42,400	4,935,665
		$45,728,144
BASIC MATERIALS — 7.3%
Incitec Pivot Limited (Australia)	7,759,083	$21,297,131
PRODUCER DURABLES — 6.9%
Joy Global, Inc.	95,000	$5,510,000
SKF AB B Shares(Sweden)	181,000	4,633,781
WABCO Holdings, Inc. *	34,100	3,599,596
Zebra Technologies Corporation (Class A) *	94,100	6,531,481
		$20,274,858
HEALTH CARE — 6.5%
CVS Caremark Corporation	66,300	$4,963,218
Laboratory Corp. of America Holdings *	84,500	8,298,745
Patterson Companies, Inc.	136,000	5,679,360
		$18,941,323

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2014
(Unaudited)

COMMON STOCKS	Shares or Principal Amount	Value
RETAILING — 3.0%
eBay Inc. *	79,500	$4,391,580
Ross Stores Inc.	63,000	4,507,650
		$8,899,230
HUMAN RESOURCES — 2.6%
Michael Page International plc (Great Britain)	931,722	$7,623,909
OTHER COMMON STOCKS — 2.8%		$8,064,974
TOTAL COMMON STOCKS — 91.9% (Cost $251,044,723)		$268,677,741
SHORT-TERM INVESTMENT — 11.5% (Cost $33,699,000)
ExxonMobil Corporation — 0.04% 04/01/14	$14,000,000	$14,000,000
State Street Bank Repurchase Agreement — 0.00% 04/01/14 (Dated 3/31/2014, repurchase price of $19,699,000, collateralized by $19,825,000 principal amount U.S. Treasury Bonds — 3.625% 2044, fair value $20,097,594)	19,699,000	19,699,000
TOTAL SHORT-TERM INVESTMENTS		$33,699,000
TOTAL INVESTMENTS — 103.4% (Cost $284,743,723)		$302,376,741
Other assets and liabilities, net — (3.4)%		(9,925,221)
NET ASSETS — 100%		$292,451,520

*Non-income producing security

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014
(Unaudited)

ASSETS
Investments at value:
Investment securities — at market value (identified cost $251,044,723)	$268,677,741
Short-term investment — at amortized cost (maturities 60 days or less)	33,699,000	$302,376,741
Cash		482
Receivable for:
Dividends	$347,378
Capital stock sold	86,069	433,447
		$302,810,670
LIABILITIES
Payable for:
Capital stock repurchased	$10,142,763
Advisory fees and financial services	190,886
Accrued expenses	25,501	$10,359,150
NET ASSETS		$292,451,520
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.25 per share: authorized 100,000,000 shares; outstanding 15,532,391 shares		$3,883,098
Additional Paid-in Capital		272,725,668
Accumulated net realized loss on investments		(1,739,809)
Accumulated net loss		(50,455)
Unrealized appreciation of investments		17,633,018
NET ASSETS		$292,451,520
NET ASSET VALUE
Offering and redemption price per share		$18.83

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2014
(Unaudited)

INVESTMENT INCOME
Dividends		$1,396,626
Interest		14,369
		$1,410,995
EXPENSES:-NOTE
Advisory fees	$1,405,272
Financial services	153,715
Transfer agent fees and expenses	66,884
Directors fees and expenses	56,000
Audit fees	40,000
Reports to shareholders	28,985
Custodian fees and expenses	25,490
Registration fees	24,993
Line of credit	19,167
Legal fees	18,524
Other fees and expenses	3,547
Total expenses	$1,842,577
Reimbursement from Adviser	(381,127)	1,461,450
Net investment loss		$(50,455)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities	$171,161,154
Cost of investment securities sold	98,244,782
Net realized gain on investments		$72,916,372
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$69,312,081
Unrealized appreciation at end of period	17,633,018
Change in unrealized appreciation of investments		(51,679,063)
Net realized and unrealized gain on investments		$21,237,309
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$21,186,854

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2014 (Unaudited)		For the Year Ended September 30, 2013
CHANGES IN NET ASSETS
Operations:
Net investment income	$(50,455)		$383,845
Net realized gain/loss on investments	72,916,372		37,363,777
Change in unrealized appreciation (depreciation) of investments	(51,679,063)		33,118,739
Increase (decrease) in net assets resulting from operations		$21,186,854		$70,866,361
Distributions to shreholders from:
Net investment income	—		$(383,845)
Net realized gains	$(101,793,458)	(101,793,458)	(107,391)	(491,236)
Capital Stock transactions:
Proceeds from Capital Stock sold	$52,017,165		$40,981,481
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	96,041,355		456,967
Cost of Capital Stock repurchased*	(101,045,659)	47,012,861	(44,926,327)	(3,487,879)
Total change in net assets		$(33,593,743)		$66,887,246
NET ASSETS
Beginning of period		$326,045,263		$259,158,017
End of period		$292,451,520		$326,045,263
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		2,704,111		1,707,058
Shares issued to shareholders upon reinvestment of dividends and distributions		4,865,802		21,147
Shares of Capital Stock repurchased		(4,735,009)		(1,986,960)
Increase (decrease) in Capital Stock outstanding		2,834,904		(258,755)

*  Net of redemption fees of $6,586 and $13,216 for the periods ended March 31, 2014 and September 30, 2013, respectively.

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31, 2014		Year Ended September 30,
	(Unaudited)		2013	2012	2011	2010	2009
Per share operating performance:
Net asset value at beginning of period	$25.68		$20.00	$15.68	$16.55	$14.55	$15.01
Income from investment operations:
Net investment income (loss)	—	*	$0.03	— *	$0.02	$0.03	$0.01
Net realized and unrealized gain (loss) on investment securities	$1.51		5.69	4.32	(0.83)	1.97	(0.40)
Total from investment operations	$1.51		$5.72	$4.32	$(0.81)	$2.00	$(0.39)
Less distributions:
Dividends from net investment income	$—		$(0.03)	—	$(0.06)	—	$(0.07)
Distributions from net realized capital gains	$(8.36)		(0.01)	—	—	—	—
	$(8.36)		$(0.04)	—	$(0.06)	—	$(0.07)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$18.83		$25.68	$20.00	$15.68	$16.55	$14.55
Total investment return**	7.19%		28.64%	27.55%	(4.95)%	13.75%	(2.43)%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$292,452		$326,045	$259,158	$223,910	$238,656	$231,469
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.20	%†	0.92%	0.94%	0.93%	0.95%	0.99%
After reimbursement from Adviser	0.95	%†	0.92%	0.94%	0.93%	0.95%	0.99%
Ratio of net investment income (loss) to average net assets:
Before reimbursement from Adviser	(0.28	)%†	0.13%	0.01%	0.08%	0.20%	0.09%
After reimbursement from Adviser	(0.03	)%†	0.13%	0.01%	0.08%	0.20%	0.09%
Portfolio turnover rate	149	%†	19%	6%	10%	3%	46%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended March 31, 2014 is not annualized.

†  Annualized.

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

March 31, 2014
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Paramount Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is a high total investment return, including capital appreciation and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Foreign Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $215,980,349 for the six months ended March 31, 2014. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at March 31, 2014, was $251,044,723 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at March 31, 2014, for federal income tax purposes was $19,147,316 and $1,514,298, respectively resulting in net unrealized appreciation of $17,633,018. As of and during the period ended March 31, 2014, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2010 or by state tax authorities for years ended on or before September 30, 2009.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement") approved by shareholders on November 15, 2013, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. In addition, the Adviser has contractually agreed to reimburse expenses in excess of 1.32% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2015. In addition, The Adviser has agreed to waive the increase in the advisory fee rate for the first six months (through May 15, 2014) and charge an amount equal to the prior fee rate calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million, during this period.

For the period ended March 31, 2014, the Fund paid aggregate fees of $56,000 to all Directors who are not affiliated persons of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended March 31, 2014, the Fund collected $6,586 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value

Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2014:

Level 1 — Quoted Prices	$268,677,741	(1)
Level 2 — Other significant observable inputs	33,699,000	(2)
Level 3 — Significant unobservable inputs	—	(3)
Total investments	$302,376,741

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the six months ended March 31, 2014.

NOTE 8 — Line of Credit

The Fund, along with FPA Perennial Fund, Inc., has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight LIBOR Rate plus 0.625%. In addition, the Fund and FPA Perennial Fund, Inc. pay a commitment fee of 0.125% per annum on any unused portion of the line of credit. During the period ended March 31, 2014, the Fund had no borrowings under the agreement.

NOTE 9 — Collateral Requirements

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2014, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$19,699,000	$19,699,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $20,097,594 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA PARAMOUNT FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

March 31, 2014
(Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2013	$1,000.00	$1,000.00
Ending Account Value March 31, 2014	$1,071.90	$1,020.20
Expenses Paid During Period*	$4.91	$4.80

*  Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2014 (182/365 days).

FPA PARAMOUNT FUND, INC.
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

Following are the matters voted upon and the results of those votes cast at the special meeting of shareholders held November 15, 2013:

Proposal No. 1, approval of a new Investment Advisory Agreement: 6,597,419 shares voted in favor of the proposal; 300,630 shares voted against; 186,187 shares abstained.

Proposal No. 2, approval to change the sub-classification of the Fund from a diversified fund to a non-diversified fund: 6,733,256 shares voted in favor of the proposal; 212,382 shares voted against; 138,598 shares abstained.

Proposal No. 3a, approval to revise the fundamental policy relating to real estate: 6,714,626 shares voted in favor of the proposal; 221,877 shares voted against; 147,730 shares abstained.

Proposal No. 3b, approval to revise the fundamental policy relating to commodities: 6,709,438 shares voted in favor of the proposal; 226,612 shares voted against; 148,184 shares abstained.

Proposal No. 3c, approval to revise the fundamental policy relating to industry concentration: 6,715,377 shares voted in favor of the proposal; 219,776 shares voted against; 149,082 shares abstained.

Proposal No. 3d, approval to revise the fundamental policy relating to lending: 6,707,419 shares voted in favor of the proposal; 226,044 shares voted against; 150,771 shares abstained.

Proposal No. 3e, approval to revise the fundamental policy relating to the issuance of senior securities and borrowing: 6,709,195 shares voted in favor of the proposal; 227,160 shares voted against; 147,879 shares abstained.

Proposal No. 3f, approval to revise the fundamental policy relating to underwriting: 6,713,251 shares voted in favor of the proposal; 221,909 shares voted against; 149,073 shares abstained.

Proposal No. 3g, approval to remove the fundamental policy relating to participation in joint trading accounts for securities: 6,656,730 shares voted in favor of the proposal; 277,063 shares voted against; 150,439 shares abstained.

Proposal No. 3h, approval to remove the fundamental policy relating to affiliate transactions: 6,654,912 shares voted in favor of the proposal; 277,366 shares voted against; 151,954 shares abstained.

Proposal No. 3i, approval to remove the fundamental policy relating to purchasing and writing put and call options and engaging in short sales: 6,691,829 shares voted in favor of the proposal; 241,568 shares voted against; 150,836 shares abstained.

Proposal No. 3j, approval to remove the fundamental policy relating to investments in other investment companies: 6,717,348 shares voted in favor of the proposal; 218,576 shares voted against; 148,310 shares abstained.

Proposal No. 3k, approval to remove the fundamental policy relating to investments in companies for the purpose of exercising control or management: 6,706,851 shares voted in favor of the proposal; 232,408 shares voted against; 144,974 shares abstained.

Proposal No. 4, approval to change the Fund's investment objective from a fundamental policy to a non-fundamental policy: 6,354,996 shares voted in favor of the proposal; 586,039 shares voted against; 149,451 shares abstained.

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (73)†	Director and Chairman* Years Served: 1	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Thomas P. Merrick – (76)†	Director* Years Served: 5	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (69)†	Director* Years Served: <1	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum, Inc.
A. Robert Pisano – (71)†	Director* Years Served: 1	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, Resources Connection, The Motion Picture and Television Fund
Patrick B. Purcell – (71)†	Director* Years Served: 1	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Eric S. Ende – (69)	Director* Years Served: 13	Partner of the Adviser.	3
Gregory A. Herr – (41)	Co-President and Co-Chief Investment Officer Years Served: 2	Managing Director (2013) and Vice President (2007-2012) of the Adviser.
Pierre O. Py – (37)	Co-President and Co-Chief Investment Officer Years Served: 2	Managing Director (2013), Vice President (2011-2012) and Portfolio Manager of the Adviser. Formerly an international investment analyst at Harris Associates L.P. from 2005 to 2010.
J. Richard Atwood – (53)	Treasurer Years Served: 16	Chief Operating Officer of the Adviser.

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Continued

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Christopher H. Thomas – (56)	Chief Compliance Officer Years Served: 18	Vice President and Chief Compliance Officer of the Adviser.
Sherry Sasaki – (59)	Secretary Years Served: 31	Assistant Vice President and Secretary of the Adviser.
E. Lake Setzler – (46)	Assistant Treasurer Years Served: 7	Senior Vice President and Controller of the Adviser.
Michael P. Gomez – (28)	Assistant Vice President Years Served: 1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11400 W. Olympic Blvd,. Suite 1200, Los Angeles, CA 90064.

FPA PARAMOUNT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

TICKER SYMBOL: FPRAX
CUSIP: 302546106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TRANSFER &
SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc,
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St.
Milwaukee, WI 53233-2301

(800) 638-3060

This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2013 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)          The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ GREGORY A. HERR
Gregory A. Herr, Co-President
(Principal Executive Officer)

Date:	May 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PARAMOUNT FUND, INC.

By:	/s/ GREGORY A. HERR
Gregory A. Herr, Co-President
(Principal Executive Officer)

Date:	May 21, 2014

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:	May 21, 2014